iShares®

iShares, Inc.

Supplement dated December 18, 2024

to the currently effective Summary Prospectus, Prospectus, and

Statement of Additional Information (the “SAI”)

for the iShares Frontier and Select EM ETF (FM) (the “Fund”)

As announced on June 7, 2024, the Fund entered into an extended liquidation period. As of December 18, 2024, the Fund determined the final trading date and the Liquidation Date (as defined below). After market close on January 6, 2025, the Fund will cease the creation and redemption of Creation Units. Trading in the Fund will be halted prior to market open on January 7, 2025. Proceeds of the liquidation are scheduled to be sent to Fund shareholders on or around January 9, 2025 (the “Liquidation Date”).

Please note that the Fund holds a substantial majority of its assets in cash and cash equivalents. Shareholders may sell their holdings of the Fund on the primary listing exchange identified in the Fund’s Prospectus (the “Listing Exchange”) until market close on January 6, 2025 and would incur the usual and customary brokerage commissions associated with the sale of Fund shares. As of the Liquidation Date, shares of the Fund will be individually redeemed. If you hold Fund shares on the Liquidation Date, the Fund will automatically redeem your shares for cash based on the net asset value of the Fund as of the close of business on January 6, 2025, which will include any dividends or distributions calculated as of that date.

Furthermore, the Fund cannot assure that there will be a trading market for Fund shares between market close on January 6, 2025 and the Liquidation Date because Fund shares will not be traded on the Listing Exchange during that period.

If you are subject to U.S. federal income tax, the liquidation of the Fund will result in one or more taxable events for you. A sale or exchange of Fund shares prior to the Liquidation Date will generally give rise to a capital gain or loss to you for federal income tax purposes. In connection with the liquidation, the Fund may declare taxable distributions of its investment income or taxable distributions of its net capital gain. Any liquidation proceeds paid to you should generally be treated as received by you in exchange for your shares and will therefore generally give rise to a capital gain or loss, depending on your tax basis. Please consult your personal tax advisor about the potential tax consequences.

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.

IS-SUPP-FM-1224

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